UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2006
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                         THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)

                  383 Madison Avenue, New York, New York 10179
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              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      The Bear Stearns Companies Inc. (the "Company") and Bear Stearns Bank p.l.c., a subsidiary of the Company ("BSB"), have increased to U.S. $30,000,000,000 (from U.S. $20,000,000,000) the aggregate principal amount available for issuance under their Euro (formerly "Eurodragon") Medium Term Note Programme (the "Programme") as of August 15, 2006. Further, effective on such date, Bear Stearns Global Asset Holdings, Ltd., a subsidiary of the Company ("BSGAH," and collectively with the Company and BSB, the "Issuers"), became an additional issuer under the Programme. Consequently, the Company and BSGAH do not anticipate any further issuances of notes under the U.S. $4.0 billion Note Issuance Programme and the Issuers do not anticipate any further issuances of securities under the Warrant and Certificate Programme.

      Under the Programme, each Issuer may from time to time issue unsecured notes (the "Notes"), including Notes which constitute long-term debt obligations (as defined in Item 303(a)(5)(ii)(A) of Regulation S-K), with such terms, including currency, principal amount, interest or payment basis and maturity, as agreed by such Issuer and the purchasers of such Notes at the time of sale.

      Notes are issued under the Programme pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers (as defined in Rule 144A under the Securities Act) or to accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), are not registered under the Securities Act or any state securities law, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

      As of August 15, 2006, there is approximately U.S.$14.8 billion (or its equivalent in other currencies) in principal amount of Notes outstanding under the Programme, leaving approximately U.S.$15.2 billion available for issuance under the Programme.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.

                                     By:  /s/ Jeffrey M. Farber
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                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)

Dated: August 18, 2006